Exhibit 32.1

URANIUM RESOURCES, INC.

405 SH 121 Bypass, Building A, Suite 110, Lewisville, TX 75067

972.219.3330 Phone   972.219.3311 Fax

November 9, 2007

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David N. Clark, President and Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Clark
David N. Clark
President and Chief Executive Officer
November 9, 2007